Execution Version
AMENDMENT NO. 6
AMENDMENT NO. 6, dated as of February 5, 2026 (this “Amendment”), to the Amended and Restated Loan Agreement dated as of January 7, 2022 (as amended by that certain Amendment No. 1, dated as of December 23, 2022, as amended by that certain Amendment No. 2, dated as of June 20, 2023, as amended by that certain Amendment No. 3, dated as of June 11, 2024, as amended by that certain Amendment No. 4, dated as of February 20, 2025, as amended by that certain Amendment No. 5, dated as of May 21, 2025 and as further amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”) among WESTERN DIGITAL CORPORATION, a Delaware corporation (the “Lead Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
WHEREAS, pursuant to Section 10.11 of the Loan Agreement, the Lead Borrower has requested certain amendments to the Loan Agreement, and the Lenders party hereto constitute the Lenders required pursuant to Section 10.11 of the Loan Agreement with respect to the amendments provided for in Section 2 below;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Defined Terms.
Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Amended Loan Agreement (as defined below).
Section 2.Amendments.
Effective as of the Amendment No. 6 Effective Date (as defined below), the Loan Agreement is hereby amended as follows:
(a)Section 1.1 of the Loan Agreement is hereby amended by deleting “Unsecured” in the defined terms and definitions of “2029 Senior Unsecured Notes” and “2032 Senior Unsecured Notes” and each reference to “2029 Senior Unsecured Notes” and “2032 Senior Unsecured Notes” in the Loan Agreement is hereby amended by deleting “Unsecured” accordingly.
(b)Section 6.15(I) of the Loan Agreement is hereby amended by adding the following after clause (kk) of such provision:
“(ll) (i) unsecured Indebtedness incurred by the Lead Borrower, the proceeds of which are used to redeem the 2026 Senior Unsecured Notes, 2029 Senior Notes and/or 2032 Senior Notes and (ii) guarantees by the Guarantors of such unsecured Indebtedness pursuant to clause (i)”
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Section 3.Representations and Warranties.
The Lead Borrower represents and warrants as of the Amendment No. 6 Effective Date that:
(a)Immediately before and after giving effect to this Amendment, each of the representations and warranties set forth in the Amended Loan Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of said time, except to the extent the same expressly relate to an earlier date.
(b)At the time of and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
Section 4.Conditions to Effectiveness.
This Amendment shall become effective on the date (the “Amendment No. 6 Effective Date”) on which the Administrative Agent receives counterparts of this Amendment executed by the Lead Borrower and the Lenders who constitute the Required Lenders, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals).
The Administrative Agent shall notify the Lead Borrower and the Lenders of the Amendment No. 6 Effective Date and such notice shall be conclusive and binding.
Section 5.Entire Agreement.
This Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment and the Loan Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby. It is understood and agreed that this Amendment is a “Loan Document”.
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Section 6.Amendment, Modification and Waiver.
This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.
Section 7.Expenses.
The Lead Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.
Section 8.Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
Section 9.Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.22 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.
Section 10.Headings.
The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 11.Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and
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shall continue in full force and effect. Additionally, the Lenders party hereto (such Lenders constituting the Required Lenders) hereby consent to the terms of this Amendment.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
WESTERN DIGITAL CORPORATION
By:    /s/ Grace Lin
        Name:    Grace Lin
        Title:    Authorized Signatory
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

With respect to only Sections 6 through 8 and Sections 10 through 13
WESTERN DIGITAL TECHNOLOGIES, INC.
By:    /s/ Grace Lin
        Name:    Grace Lin
        Title:    Vice President, Treasury
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:    /s/ Timothy Lee
        Name:    Timothy Lee
        Title:    Executive Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By:    /s/ Timothy Lee
        Name:    Timothy Lee
        Title:    Executive Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

JPMORGAN CHASE FUNDING INC., as a Lender
By:    /s/ Joseph Ferraiolo
        Name:    Joseph Ferraiolo
        Title:    Executive Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

Bank of America, N.A., as a Lender
By:    /s/ Puneet Lakhotia
        Name:    Puneet Lakhotia
        Title:    Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

Wells Fargo Bank, National Association, as a Lender
By:    /s/ Daniel Kurtz
        Name:    Daniel Kurtz
        Title:    Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Brian Seipke
        Name:    Brian Seipke
        Title:    Senior Vice President
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

MIZUHO BANK, LTD., as a Lender
By:    /s/ Tracy Rahn
        Name:    Tracy Rahn
        Title:    Managing Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Harsh Grewal
        Name:    Harsh Grewal
        Title:    Authorized Signatory
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender
By:    /s/ Cara Younger
Name:    Cara Younger
Title:    Managing Director
By:    /s/ Armen Semizian
        Name:    Armen Semizian
        Title:    Managing Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

The Bank of Nova Scotia, as a Lender
By:    /s/ Yvonne Bai
        Name:    Yvonne Bai
        Title:    Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Kentaro Umezono
        Name:    Kentaro Umezono
        Title:    Assistant Vice President
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender
By:    /s/ Nabeel Shah
        Name:    Nabeel Shah
        Title:    Executive Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:    /s/ David Perlman
        Name:    David Perlman
        Title:    Authorized Signatory
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

Truist Bank, as a Lender
By:    /s/ Alfonso Brigham
        Name:    Alfonso Brigham
        Title:    Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

MUFG BANK, LTD., as a Lender
By:    /s/ Thomas Lane
        Name:    Thomas Lane
        Title:    Managing Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

HSBC Bank USA, National Association, as a Lender
By:    /s/ Jillian Clemons
        Name:    Jillian Clemons
        Title:    Senior Vice President
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

DBS Bank Ltd., as a Lender
By:    /s/ Goh Soo Ching
        Name:    Goh Soo Ching
        Title:    Assistant Vice President
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

CITIBANK, N.A., as a Lender
By:    /s/ Carmen-Christina Kelleher
        Name:    Carmen-Christina Kelleher
        Title:    Vice President
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

BNP PARIBAS, as a Lender
By:    /s/ David Berger
Name:    David Berger
Title:    Managing Director
By:    /s/ Isaac Radnitzer
        Name:    Isaac Radnitzer
        Title:    Vice-President
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

BMO BANK N.A., as a Lender
By:    /s/ Cecile Segovia
        Name:    Cecile Segovia
        Title:    Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]

OVERSEA-CHINESE BANKING CORPORATION LIMITED, NEW YORK AGENCY, as a Lender
By:    /s/ Grace Sun
Name:    Grace Sun
Title:    Managing Director
[Signature Page to Amendment No. 6 to A&R Loan Agreement]